UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     May 23, 2008 (May 22, 2008)

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 22, 2008, Director Owsley Brown II, former Chairman and CEO of Brown-Forman Corporation (the "Company"), provided notice that he will retire from director service when his term expires July 24, 2008.

On May 23, 2008, the Company issued a press release announcing Mr. Brown's retirement from the Board and other Board changes. A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits

 (d)      Exhibits

          99.1  Press Release dated May 23, 2008


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   May 23, 2008                       By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Associate General Counsel
                                                 and Assistant Secretary

                                                                 Exhibit 99.1

FOR IMMEDIATE RELEASE

BROWN-FORMAN ANNOUNCES BOARD CHANGES

Louisville, KY, May 23, 2008 - Brown-Forman Corporation announced today several upcoming changes to its Board of Directors as part of its long-term Board succession plan. These moves provide for continuity of the work of the Board and its various committees, and also preserve a balance of skills, long-term shareholder perspective, and relevant, deep, and diverse business experience both from within Brown-Forman and from a range of other enterprises and industries:

 - Owsley Brown II, former Chairman and CEO, has decided to retire from the Board when his term expires at the upcoming annual meeting this July. This will conclude a remarkable 37-year service on the Board, which included 12 years as the Board's Chairman.

 - The Board has asked Donald G. Calder to extend his Board service beyond the normal retirement age of 71 until next year's annual shareholders' meeting. He has served as an independent director since 1995 and is Chairman of the Audit Committee.

 - The Board has adopted an expanded charter for the Nominating Committee and renamed it the Corporate Governance and Nominating Committee. This committee will continue to be chaired by independent director Richard P. Mayer.

Owsley Brown said, "I will retire as a director buoyed by my great confidence in this strong and capable Board and the senior leadership of the Company. I also want to thank all of our shareholders, employees and partners throughout the world who are working to ensure the long-term success and independence of Brown-Forman. I plan to keep fully abreast of Brown-Forman's challenges and progress so that I can best continue my advocacy of the Company."

Company Chairman and CEO Paul Varga said, "We look forward to continuing the growth of the Company from the strong foundation built by Owsley and many others. His leadership, dedication and passion for Brown-Forman, its people and its brands over the last four decades are a wonderful legacy and an example for all Brown-Forman employees."

Presiding Chairman of the Board of Directors Garvin Brown IV said, "The Board and shareholders are deeply grateful to Owsley for his extraordinary record of service. He has long been a champion of thoughtful succession planning and his retirement from our Board is another example of how to do it successfully, striking just the right balance of leadership continuity and change. It also marks another important milestone in the transition of leadership from the 4th to the 5th generation of controlling family shareholders."

He then added, "We also thank Don Calder for agreeing to extend his board service and Dick Mayer for his acceptance of added board responsibility. They exemplify the service and shareholder-orientation that have long been hallmarks of our Board."

Owsley Brown's retirement from the Brown-Forman board will reduce the number of directors to 13 from 14.

Brown-Forman Corporation is a producer and marketer of fine quality beverage alcohol brands, including Jack Daniel's, Southern Comfort, Finlandia Vodka, Tequila Herradura, el Jimador Tequila, Canadian Mist, Fetzer and Bolla Wines, and Korbel California Champagnes.

IMPORTANT NOTE ON FORWARD-LOOKING STATEMENTS:

This release contains statements, estimates, or projections that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, the words "expect," "believe," "intend," "estimate," "will," "anticipate," and "project," and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections. Here is a non-exclusive list of such risks and uncertainties:

 - continuation of the deterioration in general economic conditions, particularly in the United States where we earn about half of our profits, including higher energy prices, declining home prices, deterioration of the sub-prime lending market, or other factors;
 - pricing, marketing and other competitive activity focused against our major brands;
 - lower consumer confidence or purchasing related to economic conditions, major natural disasters, terrorist attacks or widespread outbreak of infectious diseases;
 - tax increases, whether at the federal or state level or in major international markets and/or tariff barriers or other restrictions affecting beverage alcohol;
 - limitations and restrictions on distribution of products and alcohol marketing, including advertising and promotion, as a result of stricter governmental policies adopted either in the United States or in international markets;
 - fluctuations in the U.S. dollar against foreign currencies, especially the British pound, euro, Australian dollar, and the South African rand;
 - reduced bar, restaurant, hotel and travel business, including travel retail;
 - longer-term, a change in consumer preferences, social trends or cultural trends that results in the reduced consumption of our premium spirits brands;
 - changes in distribution arrangements in major markets that limit our ability to market or sell our products;
 - adverse impacts relating to our acquisition strategies or our integration of acquired businesses and conforming them to the company's trade practice standards, financial controls environment and U.S. public company requirements;
 - price increases in energy or raw materials, including grapes, grain, agave, wood, glass, and plastic;
 - changes in climate conditions and agricultural uncertainties that adversely affect the supply of grapes, agave, grain or wood;
 - termination of our rights to distribute and market agency brands in our portfolio;
 - press articles or other public media related to our company, brands, personnel, operations, business performance or prospects;
 - counterfeit production of our products and any resulting negative effect on our intellectual property rights or brand equity; and
 - adverse developments stemming from state or federal investigations of beverage alcohol industry marketing or trade practices of suppliers, distributors or retailers.